UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2003


                         FRIENDLY ICE CREAM CORPORATION
             (Exact name of registrant as specified in its charter)


      Massachusetts                   0-3930                    04-2053130

 (State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)



                                1855 Boston Road
                         Wilbraham, Massachusetts 01095

    (Address, including zip code of registrant's principal executive offices)

       Registrant's telephone number, including area code: (413) 543-2400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

     99.1       July 24, 2003 Press Release by Friendly Ice Cream Corporation



ITEM 9. REGULATION FD DISCLOSURE (INFORMATION BELOW IS BEING FURNISHED UNDER
        ITEM 12)

On July 24, 2003 Friendly Ice Cream issued a press release describing selected financial results of the Company for the quarter ended June 29, 2003. Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit
99.1 and is being furnished, not filed, under Item 12, results of Operations and Financial Condition, to this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                FRIENDLY ICE CREAM CORPORATION


                                                By:   /s/ PAUL V. HOAGLAND
                                                   -----------------------
                                                   Name:  Paul V. Hoagland
                                                   Title: Executive Vice
                                                   President of Administration
                                                   and Chief Financial Officer
Date:    July 24, 2003


                                  Exhibit Index

       99.1       July 24, 2003 Press Release by Friendly Ice Cream Corporation